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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  February 21, 2001
                                                   -----------------

                               GENERAL MAGIC, INC.
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             (Exact name of registrant as specified in its charter)

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
               DELAWARE                                                                      77-0250147
---------------------------------------- -------------------------------------- --------------------------------------
(State or other jurisdiction of                (Commission File Number)            (I.R.S. Employer Identification
incorporation)                                                                                 Number)
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                420 NORTH MARY AVENUE SUNNYVALE, CALIFORNIA 94086
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               (Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (408) 774-4000
                                                    --------------

                                 Not applicable
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENTS

     On February 21, 2001, General Magic, Inc., the Registrant, issued a press release announcing that the company has completed delivery of the initial feature set for OnStar's Virtual Advisor(TM). A copy of the press release is filed as Exhibit 99.1 and incorporated herein by reference.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

     (a)  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED. Not applicable.

     (b)  PRO FORMA FINANCIAL INFORMATION. Not applicable.

     (c)  EXHIBITS.

          Exhibit No.  Description

            99.1 Press release of the Registrant, dated February 21, 2001, announcing that the company has completed delivery of the initial feature set for OnStar's Virtual Advisor(TM).


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       General Magic, Inc.


                                       By:       /s/ MARY E. DOYLE
February 23, 2001                         --------------------------------------
                                                    Mary E. Doyle
                                              General Counsel and Secretary

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                                  EXHIBIT INDEX

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
Exhibit No.       Description
99.1              Press release of the Registrant, dated February 21, 2001,
                  announcing that the company has completed delivery of the initial feature set for OnStar's Virtual Advisor(TM).
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